EXHIBIT 12.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
EXCHANGE ACT RULE 13A-14(A)/15D-14(A)
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Rami Hadar, certify that:

1. I have reviewed this annual report on Form 20-F of Allot Communications Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Rami Hadar
Rami Hadar
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: December 18, 2009